Exhibit 99.2

RESIGNATION NOTICE

April 26, 2011

CoreStream Energy, Inc.
9550 Warner Avenue, Suite 250
Fountain Valley, CA  92708

I hereby resign as the Vice Chairman of CoreStream Energy, Inc. (the “Company”).  My resignation shall be effective immediately.

My resignation is not the result of any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies) or practices.

Sincerely,

                                                                        /s/Paul E. Niedermeyer

                                                                        Paul E. Niedermeyer